Fees Summary	Sep. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,144,435,500
Previously Paid Amount	0
Total Fee Amount	175,213.08
Total Offset Amount	0
Net Fee	$ 175,213.08